Fees Summary	Jan. 09, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 28,750,000.00
Previously Paid Amount	0.00
Total Fee Amount	3,970.38
Total Offset Amount	3,970.38
Net Fee	$ 0.00